                                                                      EXHIBIT 1

                           WEINBERG & COMPANY, P.A.
                         CERTIFIED PUBLIC ACCOUNTANTS
                               6100 GLADES ROAD
                                   SUITE 314
                           BOCA ROTON, FLORIDA 33434



                                        June 1, 1998



Mr. Max APPLE,
  President
International Mercantile Corporation
7979 Old Georgetown Road
Bethesda, Maryland 20814

Dear Mr. Apple,

     I have received and reviewed the Form 8-K dated June 1, 1998 reporting in Item 4 the events which transpired on June 1, 1998 relating to my firms resignation as auditors and the appointment of Thomas P. Monahan, CPA as the new auditor for the fiscal year ending December 31, 1997.

     I have reviewed Item 4 of such Form 8-K and have no disagreements with the position of the Registrant as stated therein.



                                   Sincerely,

                                   /s/Elliott Weinberg
                                   ---------------------
                                   Weinberg